AARP Investment Program
     from Scudder
                         SUPPLEMENT TO PROSPECTUS DATED
                                FEBRUARY 1, 1997

Trusts                             AARP Mutual Funds
------                             -----------------

AARP Cash Investment Funds         AARP High Quality Money Fund

AARP Income Trust                  AARP GNMA and U.S. Treasury Fund
                                   AARP High Quality Bond Fund
                                   AARP Bond Fund for Income

AARP Tax Free Income Trust         AARP High Quality Tax Free Money Fund AARP
                                   Insured Tax Free General Bond Fund

AARP Growth Trust                  AARP Balanced Stock and Bond Fund
                                   AARP Growth and Income Fund
                                   AARP U.S. Stock Index Fund
                                   AARP Global Growth Fund
                                   AARP Capital Growth Fund
                                   AARP International Stock Fund
                                   AARP Small Company Stock Fund

AARP Managed Investment            AARP Diversified Income Portfolio
     Portfolios Trust              AARP Diversified Growth Portfolio




Scudder, Stevens & Clark, Inc. ("Scudder") the investment manager for the above-named Funds, has entered into an agreement with The Zurich Group
("Zurich"), an international insurance and financial services organization, pursuant to which Scudder will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc., and change its name to Scudder Kemper Investments, Inc. After the transaction is completed, Zurich will own approximately 70% of the new organization with the balance owned by the new organization's officers and employees.

Consummation of the transaction is subject to a number of contingencies, including regulatory approvals. Because the transaction would constitute an assignment of the Funds' investment management agreements with Scudder under the Investment Company Act of 1940, and, therefore, a termination of such agreements, it is anticipated that Scudder will seek approval of new agreements from the Funds' shareholders prior to consummation of the transaction. The transaction is expected to close in the fourth quarter of 1997.

July 18, 1997